Fees Summary	Oct. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 119,718,362.42
Previously Paid Amount	0
Total Fee Amount	16,533.11
Total Offset Amount	0
Net Fee	$ 16,533.11